Avaya Inc.
4655 Great America Parkway
Santa Clara, CA 95054

December 16, 2013
VIA EMAIL
Mr. Ronald Rittenmeyer
Senior Advisor
TPG Capital, L.P.
c/o Expert Global Solutions, Inc.
5085 W Park Blvd
Suite 300
Plano, TX 75093
Re:    Board Compensation
Dear Mr. Rittenmeyer:
Avaya has agreed to pay you the following in connection with your service as a representative of TPG Capital and/or one of its affiliates on the boards of directors of Avaya Holdings Corp. and/or Avaya Inc.:

(i)	$75,000 in January 2014 for your service with Avaya Board matters for Avaya’s fiscal year ended September 30, 2013 prior to becoming an Avaya director effective October 1, 2013; and

(ii)
$300,000 for your service as an Avaya Director for Avaya’s fiscal year ended September 30, 2014 and each fiscal year thereafter, in each case with such annual payment to be made in Avaya’s second fiscal quarter of each fiscal year.

Regards,
Avaya Holdings Corp.
By: /s/ Frank J. Mahr
Name: Frank J. Mahr
Title:    Corporate Secretary

Acknowledged and agreed:
_/s/ Ronald Rittenmeyer______________________
By:    Ronald Rittenmeyer
Date:    December 16, 2013